Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact Information:

Catherine M. Biffignani

Vice President, Investor Relations

314-645-6600

K-V PHARMACEUTICAL COMPANY ANNOUNCES THE COMPLETION OF THE SALE OF

NESHER PHARMACEUTICALS, INC. ITS GENERIC PHARMACEUTICAL BUSINESS

Divestiture of the Company’s Generic Assets Consistent with K-V’s Strategic Focus on the

Specialty Branded Pharmaceutical Sector

St. Louis, MO – August 8, 2011, – K-V Pharmaceutical Company (“the Company,” “K-V”) (NYSE: KVa/KVb) today announced the completion and closing of the previously announced sale of assets of Nesher Pharmaceuticals, Inc. (“Nesher”), the Company’s wholly-owned generic subsidiary, and the Company’s generic business and assets to Zydus Pharmaceuticals (USA), Inc and Zynesher Pharmaceuticals (USA) LLC (together, the “Buyer”).

The aggregate sales price for the transaction is $60 million (subject to possible adjustment to reflect the working capital of the business unit at closing) of which $7.5 million will be held in an escrow arrangement for post-closing indemnification purposes. The purchase includes the physical assets associated with the Company’s generic business, including certain manufacturing, packaging and laboratory facilities, certain intellectual property, existing and future product opportunities, as well as equipment specific to the generic business.

Separately, the Company has entered into a supply agreement with Zydus Pharmaceuticals, Inc. to provide third-party manufacturing services for Clindesse® and Gynazole-1®.

Greg Divis, the Company’s Chief Executive Officer and President of Ther-Rx Corporation, stated, “This divestiture is in-line with our announced efforts to focus our future product roadmap in the specialty branded pharmaceutical sector. The net proceeds from the transaction will strengthen our financial position and liquidity, while exiting the generics business will immediately reduce our quarterly cash outlays. Moving forward, we will continue working towards making important progress with Makena™, returning our branded anti-infective products back to market and supporting additional growth potential for Evamist™.”

About K-V Pharmaceutical Company

K-V Pharmaceutical Company is a specialty branded pharmaceutical company with a primary focus in the area of women’s healthcare. As such, we are committed to advancing the health of women across all the stages of their lives.

For further information about K-V Pharmaceutical Company, please visit the Company’s corporate Website at www.kvpharmaceutical.com.

Cautionary Note Regarding Forward-looking Statements

This press release contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and that may be based on or include assumptions concerning the operations, future results and prospects of the Company. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including without limitation, statements about product development, product launches, regulatory approvals, governmental and regulatory actions and proceedings, market position, acquisitions, sale of assets, revenues, expenditures, resumption of manufacturing and distribution of products and the impact of the recall and suspension of shipments on revenues, and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, the Company provides the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.

Such factors include (but are not limited to) the following:

(1) the Company’s ability to continue as a going concern;

(2) compliance by the Company and the Buyer with their respective related contractual obligations under the definitive Asset Purchase Agreement, dated June 17, 2011 for the sale of Nesher assets, the Company’s generic products business and Nesher subsidiary;

(3) the impact of competitive, commercial, payor, governmental (including Medicaid program), physician, patient, public or political responses and reactions, and responses and reactions by medical professional associations and advocacy groups, to the Company’s sales, marketing, product pricing, product access and strategic efforts with respect to Makena™, (hydroxyprogesterone caproate injection), and its other products, including introduction or potential introduction of generic or competing products, or competition from unapproved therapies or compounded drugs, against products sold by the Company and its subsidiaries, including Makena™, and including competitive or responsive pricing changes;

(4) the impact of: (i) the U.S. Food and Drug Administration (FDA) decision to decline to take enforcement action with regards to compounded alternatives to Makena™, despite the Company’s orphan drug exclusivity; (ii) CMS policy permitting Medicaid program reimbursement of such products; and (iii) resulting coverage decisions by various state Medicaid and commercial payors, on the Company’s sales revenues for Makena™ and the resulting impact on the Company’s operations and financial results, including, without limitation, its ability to continue as a going concern;

(5) new product development and launch, including the possibility that any product launch may be delayed or unsuccessful, including with respect to Makena™;

(6) acceptance of and demand for the Company’s new pharmaceutical products, including Makena™, and for our current products upon their return to the marketplace, as well as the number of preterm births for which Makena™ may be prescribed and its safety profile and side effects profile and acceptance of the degree of patient access to, and pricing for, Makena™;

(7) the possibility that any period of exclusivity may not be realized, including with respect to Makena™, a designated Orphan Drug;

(8) the satisfaction or waiver of the terms and conditions for the continued ownership of the full U.S. and worldwide rights to Makena™ set forth in the previously disclosed Makena™ acquisition agreement, as amended;

(9) the consent decree between the Company and the FDA and the Company’s suspension of the production and shipment and the related nationwide recall affecting all of the other products that it manufactured, as well as the related material adverse effect on its revenue, assets and liquidity and capital resources, as more fully described in Part I, Item—1 “Business—(b) Significant Developments—Discontinuation of Manufacturing and Distribution; Product Recalls; and the FDA Consent Decree” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011 (“2011 Form 10-K”);

(10) the two agreements between the Company and the Office of Inspector General of the U.S. Department of Health and Human Services (“HHS OIG”) pertaining to the exclusion of our former chief executive officer from participation in federal healthcare programs and pertaining to the dissolution of our ETHEX subsidiary, in order to resolve the risk of potential exclusion of our Company, as more fully described in Part I, Item 1—“Business—(b) Significant Developments—Agreements with HHS OIG” of the Company’s 2011 Form 10-K;

(11) the plea agreement between the Company and the U.S. Department of Justice and the Company’s obligations therewith, as well as the related material adverse effect, if any, on its revenue, assets and liquidity and capital resources, as more fully described in Note 1—“Description of Business—Plea Agreement with the U.S. Department of Justice” of the Notes to the Consolidated Financial Statements included in the Company’s 2011 Form 10-K;

(12) changes in the current and future business environment, including interest rates and capital and consumer spending;

(13) the availability of raw materials and/or products, including Makena™ and Evamist®, manufactured for the Company under contract manufacturing agreements with third parties;

(14) the regulatory environment, including legislative, governmental or regulatory agency and judicial actions and changes in applicable laws or regulations, including the risk of obtaining necessary state licenses in a timely manner;

(15) fluctuations in revenues;

(16) the difficulty of predicting the pattern of inventory movements by the Company’s customers;

(17) risks that the Company may not ultimately prevail in litigation, including product liability lawsuits and challenges to its intellectual property rights by actual or potential competitors and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Company or its subsidiaries including without limitation the litigation and claims referred to in Note 15—“Commitments and Contingencies” of the Notes to the Consolidated Financial Statements included in the Company’s 2011 Form 10-K, and that any adverse judgments or settlements of such litigation, including product liability lawsuits, may be material to the Company;

(18) the possibility that our current estimates of the financial effect of certain announced product recalls could prove to be incorrect;

(19) whether any product recalls or product introductions result in litigation, agency action or material damages;

(20) the possibility of our loss of failure to supply claims by certain of the Company’s customers, that, despite the formal discontinuation action by the Company of its products, the Company should compensate such customers for any additional costs they allegedly incurred for procuring products the Company did not supply;

(21) the series of putative class action lawsuits alleging violations of the federal securities laws by the Company and certain individuals, as more fully described in Note 15—“Commitments and Contingencies—Litigation and Governmental Inquiries” of the Notes to the Consolidated Financial Statements included in the Company’s 2011 Form 10-K;

(22) the possibility that insurance proceeds are insufficient to cover potential losses that may arise from litigation, including with respect to product liability or securities litigation;

(23) the informal inquiry initiated by the SEC and any related or additional government investigation or enforcement proceedings as more fully described in Note 15—“Commitments and Contingencies—Litigation and Governmental Inquiries” of the Notes to the Consolidated Financial Statements included in the Company’s 2011 Form 10-K;

(24) the possibility that the pending investigation by the HHS OIG into potential false claims under the Title 42 of the U.S. Code as more fully described in Note 15—“Commitments and Contingencies—Litigation and Governmental Inquiries” of the Notes to the Consolidated Financial Statements included in the Company’s 2011 Form 10-K, could result in significant civil fines or penalties, including exclusion from participation in federal healthcare programs such as Medicare and Medicaid;

(25) delays in returning, or failure to return the Company’s approved products to market, including loss of market share as a result of the suspension of shipments, and related costs;

(26) the ability to sell or license certain assets, and the purchase prices, milestones, terms and conditions of such transactions;

(27) the possibility that default on one type or class of the Company’s indebtedness could result in cross default under, and the acceleration of, its other indebtedness;

(28) the risks that present or future changes in the Board of Directors or management may lead to an acceleration of the Company’s bonds or to adverse actions by government agencies or our auditors;

(29) the risk that even though the price and 30-day average price of the Company’s Class A Common Stock and Class B Common Stock currently satisfy the quantitative listing standards of the New York Stock Exchange, including with respect to minimum share price and public float, the Company can provide no assurance that they will remain at such levels thereafter;

(30) compliance with debt covenants; and

(31) the risks detailed from time-to-time in the Company’s filings with the SEC.

This discussion is not exhaustive, but is designed to highlight important factors that may impact the Company’s forward-looking statements. Because the factors referred to above, as well as the statements included under the captions Part I, Item 1A—“Risk Factors,” Part II, Item 7—“Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s 2011 Form 10-K, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by the Company or on the Company’s behalf, you should not place undue reliance on any forward-looking statements.

All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking

Statements” and the risk factors that are included under Part I, Item 1A – “Risks Factors” in the Company’s 2011 Form 10-K, as supplemented by the Company’s subsequent SEC filings. Further, any forward-looking statement speaks only as of the date on which it is made and the Company is under no obligation to update any of the forward-looking statements after the date of this release.

New factors emerge from time-to-time, and it is not possible for the Company to predict which factors will arise, when they will arise and/or their effects. In addition, the Company cannot assess the impact of each factor on its future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.